Financial instruments and risk management	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial instruments and risk management	Our capital and liquidityOur overriding objective when managing capital and liquidity is to safeguard the business as a going concern. Capital is allocated in a consistent and disciplined manner. Essential capital expenditure remains our priority for capital allocation. It includes sustaining capital to ensure the integrity of our assets, high-returning replacement projects and decarbonisation investment. This is followed by ordinary dividends within our well-established returns policy. We then test investment in compelling growth projects against debt management and additional cash returns to shareholders.
Our Board and senior management regularly review the capital structure and liquidity of the Group. They take into account our strategic priorities, the economic and business conditions, and any identified investment opportunities, along with the expected returns to shareholders. We expect total cash returns to shareholders over the longer term to be in a range of 40–60% of underlying earnings in aggregate through the cycle.
We consider various financial metrics when managing our capital structure and liquidity risk, including total capital, net debt, gearing, the overall level of borrowings and their maturity profile, liquidity levels, future cash flows, underlying EBITDA and interest cover ratios.
Our total capital as at 31 December is shown in the table below.

	Note	2025 US$m	2024 US$m
Equity attributable to owners of Rio Tinto (see consolidated balance sheet)		62,203	55,246
Equity attributable to non-controlling interests (see consolidated balance sheet)		4,821	2,719
Net debt	20	14,362	5,491
Total capital		81,386	63,456
We have access to various forms of financing including corporate bonds issued in debt capital markets through our US Shelf and Euro
Medium Term Note Programmes, commercial paper, project finance, bank loans and credit facilities.
On 6 March 2025, we drew the US$7 billion bridge loan facility to fund the acquisition of Arcadium Lithium plc. Refer to note 5 for further details. The facility was subsequently repaid on 19 March 2025 following our US$9 billion bond issuance of fixed and floating rate SEC-registered debt securities on 14 March 2025. The Group also has an existing US$7.5 billion multi-currency revolving credit facility which matures in November 2028. This facility remained undrawn throughout the year. At 31 December 2025, the Group’s subsidiaries had aggregate committed borrowing facilities of
US$742 million (2024: US$738 million) available. These amounts are available for use by the respective holders of each facility only and are not available for use across the Group.
Our credit ratings as at 31 December, as provided by Standard & Poor’s, Fitch Ratings Limited(a) and Moody’s Investor Services, were:

	2025	2024
Long-term rating	A/A/A1	A/NR/A1
Short-term rating	A-1/F1/P-1	A-1/NR/P-1
Outlook	Stable/Stable/Stable	Stable/NR/Stable
(a)The Group did not have a solicited credit rating (NR) from Fitch Ratings Limited as at 31 December 2024.
Our unified credit status is maintained through cross guarantees, which means the contractual obligations of each of Rio Tinto plc and Rio
Tinto Limited are automatically guaranteed by the other.
Financial liability analysis
In the table below, we summarise the maturity profile of our financial liabilities on our balance sheet based on contractual undiscounted payments as at 31 December. When the amount payable is not fixed, the amount disclosed is determined by reference to the conditions existing at the end of the reporting period. This will, therefore, not necessarily agree with the amounts disclosed as the carrying value.

	2025					2024
(Outflows)/Inflows	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 5 years US$m	After 5 years US$m	Total US$m	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 5 years US$m	After 5 years US$m	Total US$m
Non-derivative financial liabilities
Trade and other financial payables(a)	(7,374)	(82)	(31)	(354)	(7,841)	(6,032)	(30)	(43)	(307)	(6,412)
Expected lease liability payments	(581)	(376)	(489)	(428)	(1,874)	(398)	(306)	(488)	(551)	(1,743)
Borrowings before swaps	(738)	(1,158)	(6,298)	(13,906)	(22,100)	(185)	(630)	(3,007)	(8,854)	(12,676)
Expected future interest payments(a)	(1,182)	(1,188)	(2,911)	(8,256)	(13,537)	(748)	(729)	(1,873)	(4,260)	(7,610)
Other financial liabilities	(66)	–	–	–	(66)	–	–	–	–	–
Derivative financial liabilities(b)
Derivatives related to net debt – net settled	(34)	(34)	(35)	1	(102)	(78)	(50)	(86)	(17)	(231)
Derivatives related to net debt – gross settled(a)
–gross inflows	27	27	728	–	782	13	25	701	–	739
–gross outflows	(34)	(34)	(875)	–	(943)	(34)	(34)	(909)	–	(977)
Derivatives not related to net debt – net settled	(176)	(105)	(219)	(59)	(559)	(81)	(33)	(117)	(149)	(380)
Derivatives not related to net debt – gross settled
–gross inflows	136	–	–	–	136	240	–	–	–	240
–gross outflows	(137)	–	–	–	(137)	(240)	–	–	–	(240)
Total	(10,159)	(2,950)	(10,130)	(23,002)	(46,241)	(7,543)	(1,787)	(5,822)	(14,138)	(29,290)
(a)The interest payable at the year end is removed from trade and other financial payables and shown within expected future interest payments and derivatives related to net debt. Interest payments have been projected using interest rates applicable at the end of the applicable financial year. Where debt is subject to variable interest rates, future interest payments are subject to change in line with market rates.
(b)The maturity grouping is based on the earliest payment date.
Our weighted average debt maturity including leases and derivatives related to debt was approximately 11 years (2024: 11 years).
Financial instruments and risk management
Recognition and measurement
We classify our financial assets into those held at amortised cost and those to be measured at fair value either through the profit and loss
(FVTPL) or through other comprehensive income (FVOCI) based on the business model for managing the financial assets and the contractual terms of the cash flows.

Classification of financial asset	Amortised cost	Fair value through profit and loss	Fair value through other comprehensive income
Recognition and initial measurement
At initial recognition, trade receivables that do
not have a significant financing component are
recognised at their transaction price. Other
financial assets are initially recognised at fair
value plus related transaction costs.
		The asset is initially recognised at fair value with transaction costs immediately expensed to the income statement.	The asset is initially recognised at fair value.
Subsequent measurement	Amortised cost using the effective interest method.	Fair value movements are recognised in the income statement.
Fair value gains or losses on revaluation of such equity
investments, including any foreign exchange component,
are recognised in other comprehensive income. Dividends
are recognised in the income statement when the right to
receive payment is established.

Derecognition	Any gain or loss on derecognition or modification of a financial asset held at amortised cost is recognised in the income statement.	Not applicable.	When the equity investment is derecognised, there is no recycling of fair value gains or losses previously recognised in other comprehensive income to the income statement.
Borrowings and other financial liabilities (including trade payables but excluding derivative liabilities) are recognised initially at fair value, net of transaction costs incurred, and are subsequently measured at amortised cost.
Financial risk management objectives
Our financial risk management objectives are:
•to have in place a robust capital structure to manage the organisation through the cycle
•to allow our financial exposures, mainly commodity price, foreign exchange and interest rates to, in general, float with the market.
Our Treasury and Commercial teams manage the following key economic risks generated from our operations:
•capital and liquidity risk
•credit risk
•interest rate risk
•commodity price risk
•foreign exchange risk.
These teams operate under a strong control environment, within approved limits.
(i) Capital and liquidity risk
Our capital and liquidity risk arises from the possibility that we may not be able to settle or meet our obligations as they fall due. Refer to our capital and liquidity section on page 199.
As disclosed in note 18, under the supplier finance arrangements, the Group makes payments to participating banks on the same date as stated on the vendor’s invoice, and as such these arrangements do not give rise to additional liquidity risk.
(ii) Credit risk
Credit risk is the risk that our customers, or institutions that we hold investments with, are unable to meet their contractual obligations. We are exposed to credit risk in our operating activities (primarily from customer trade receivables); and from our investing activities that include government securities (primarily US Government), corporate and asset-backed securities, reverse repurchase agreements, money market funds, and balances with banks and financial institutions. Refer to note 17, note 23 and note 24 for an understanding of the size of, and the credit risk related to, each balance.
(iii) Interest rate risk
Our interest rate management policy is generally to borrow and invest at floating interest rates. However, we may elect to maintain a proportion of fixed-rate funding after considering market conditions, the cost and form of funding, and other related factors. After the impact of hedging, 76% (2024: 76%) of our borrowings (including leases) were at floating rates. To understand how we manage interest rate risk, refer to note 21.
25 Financial instruments and risk management continued
Sensitivity to interest rate changes
Based on our floating rate financial instruments outstanding at 31 December 2025, the effect on our net earnings of a 100 basis point increase in US dollar Secured Overnight Financing Rate (SOFR) interest rates, with all other variables held constant, would be an expense of US$72 million (2024: US$23 million). This reflects the net debt position in 2025 and 2024.
We are also exposed to interest rate volatility within shareholders’ equity. This is because we have designated some cross-currency interest rate swaps to be in a cash flow hedge relationship with our 2029 British pound sterling (GBP) bond. As we receive fixed GBP interest and pay fixed USD interest, any change in the GBP interest rate or the USD interest rate will have an impact on the fair value of the derivative within shareholders’ equity. With all factors remaining constant, a 100 basis point increase in interest rates in each of the currencies in isolation would impact equity, before tax, by a charge of US$24 million (2024: US$27 million) for GBP and a credit of US$29 million (2024:
US$35 million) for USD. A 100 basis point decrease would have broadly the same impact in the opposite direction.
(iv) Commodity price risk
Our broad commodity base means our exposure to commodity prices is diversified. Our normal policy is to sell our products at prevailing market prices. For certain physical commodity transactions for which the price was fixed at the contract date, we enter into derivatives to achieve the prevailing market prices at the point of revenue recognition. We do not generally consider that using derivatives to fix commodity prices would provide a long-term benefit to our shareholders.
Exceptions to this rule are subject to limits, and to defined market risk tolerances and internal controls.
Substantially all iron ore and aluminium sales are reflected at final prices at each reporting period. Final prices for copper concentrate, however, are normally determined between 30 and 180 days after delivery to our customer.
At 31 December 2025, we had 200 million pounds of copper sales (31 December 2024: 186 million pounds) which were provisionally priced at US 566 cents per pound (2024: US 397 cents per pound). The final price of these sales will be determined during the first half of 2026. A
10% change in the price of copper realised on the provisionally priced sales, with all other factors held constant, would increase or reduce net earnings by US$63 million (2024: US$46 million).
Power costs represent a significant portion of costs in our aluminium business and, therefore, we are exposed to fluctuations in power prices.
To mitigate our exposure to changes in the relationship between aluminium prices and power prices, we have a number of power purchase contracts that are directly linked to the daily official LME cash ask price for high-grade aluminium (LME price) and to the US Midwest
Transaction Premium (Midwest premium). We have also entered into renewable power purchase agreements (PPAs), which are contract for differences (CfD) and are accounted for as derivatives.
In accordance with IFRS 9, we apply hedge accounting to embedded derivatives (forward contract and options) within some of our power contracts and renewable power purchase agreements. The following table summarises these hedging relationships.

	Embedded derivatives separated from aluminium power contracts	Renewable power purchase agreements
Hedging instrument	Nominal aluminium forward sales	Power purchase agreement
Hedged item	Highly probably forecast aluminium sales priced using LME price and Midwest premium	Highly probable future energy purchases at spot electricity prices
Hedging ratio	1:1
Accounting treatment of ineffective portion and source of ineffectiveness
Differences in the timing of the cash flows between the hedged item and the hedging instrument, non-zero initial fair value of the hedging instrument, the existence of a cap on the Midwest
premium in the hedging instrument and counterparty credit risk.
Credit risk of supplier/Rio Tinto, unexpected escalation in CPI/ aluminium prices.
Hedge ineffectiveness is included in “net operating costs” (within “other external costs” - refer to note 7) in the income statement.
Accounting treatment of effective portion
The effective portion of the change in the fair value of the hedging instrument is included in other comprehensive income, and is accumulated in the cash flow hedge reserve.
The amount that is recognised in other comprehensive income is limited to the lesser of the cumulative change in the fair value of the hedging instrument and the cumulative change in the fair value of the hedged item, in absolute terms.

	On realisation of the hedges, realised amounts are reclassified from reserves to consolidated sales revenue in the income statement.	On realisation of the hedges, realised amounts are reclassified from reserves to power cost in the income statement.
We held the following nominal volumes in embedded derivatives in aluminium power contracts and renewable power purchase agreements as at 31 December:

	2025					2024
Nominal aluminium forward sales embedded in power contracts	Within 1 year	Between 1 and 5 years	Between 5 and 10 years	After 10 years	Total	Within 1 year	Between 1 and 5 years	Between 5 and 10 years	After 10 years	Total
Nominal amount (tonnes)	71,509	208,208	–	–	279,717	73,117	286,455	–	–	359,572
Nominal amount (US$m)	174	524	–	–	698	174	716	–	–	890

Nominal future energy purchase in power purchase agreements
Nominal amount (GW)	5	20	25	44	94	5	20	25	49	99
Nominal amount (US$m)	197	818	1,134	2,294	4,443	191	774	1,045	2,422	4,432
25 Financial instruments and risk management continued
The impact on our financial statements of these hedging instruments and hedging items are:

	Hedging instrument			Hedged item
	Nominal US$m	Carrying amount(a) US$m	Change in fair value in the period US$m	Cash flow hedge reserve(b) US$m	Change in fair value in the period US$m	Total hedging gains/ (losses) recognised in reserves US$m	Hedge ineffectiveness in the period gains US$m	(Gains)/losses reclassified from reserves to income statement US$m
	Nominal aluminium forward sales			Highly probable forecast aluminium sales
2025	698	(216)	(135)	(159)	406	(135)	–	20
2024	890	(113)	42	(39)	(26)	42	–	5

	Power purchase agreements			Highly probable future energy purchases
2025	4,443	(2)	39	(2)	5	139	93	(133)
2024	4,432	(41)	(41)	(7)	(7)	(7)	36	–
(a) The carrying amount of US$218 million (2024: US$154 million) is shown within “Other financial assets and liabilities”.
(b)The difference between this amount and the total cash flow hedge reserve of the Group (shown in note 36) relates to our cash flow hedge on the sterling bond (refer to interest rate risk section).
There was no cost of hedging recognised in 2025 (2024: no cost) relating to this hedging relationship.

Key accounting estimate	Power related commodity derivatives
The table below summarises the impact that changes in aluminium market prices have on aluminium forward and option contracts embedded in power supply agreements, and changes in forward electricity price curves have on renewable PPAs outstanding at
31 December 2025. Any change in price will result in an offsetting change in our future earnings.

		Embedded derivatives in aluminium power contracts		Renewable power purchase agreements
	Change in market prices	2025 US$m	2024 US$m	2025 US$m	2024 US$m
Effect on net earnings	+10%	(42)	(42)	–	42
	(10)%	31	69	(87)	11
Effect on equity	+10%	(64)	(68)	262	205
	(10)%	65	42	(175)	(258)
We exclude our “own use contracts” from this sensitivity analysis as they are outside the scope of IFRS 9. Our business units continue to hold these types of contracts to satisfy their expected purchase, sale or usage requirements.

Impact of climate change on our business	Renewable power purchase agreements
As part of the program to develop renewable energy solutions for our Queensland aluminium assets, we entered into long-term renewable 2.2 GW
PPAs to buy renewable electricity and associated carbon credits to be generated in the future from the Upper Calliope solar farm and the Bungaban wind farm. In 2025, we entered into 2 long term hybrid services agreements with Edify Energy for a total combined capacity of 574 MW solar farm paired with battery energy storage systems. In 2024, our New Zealand Aluminium Smelters signed long term PPAs with electricity generators for a total of 572 MW of a diversified mix of renewable electricity. We also signed PPAs with the Monte Cristo and Monarch Creek wind farm in the US.
Renewable power purchase agreements are recorded as derivatives, with net fair value of US$29 million (asset) recognised in the current year
(2024: US$111 million (liability)) and require complex derivative measurement over the contract’s term categorised under level 3 with significant unobservable inputs related to future energy prices.

(v) Foreign exchange risk
The broad geographic spread of our sales and operations means that our earnings, cash flows and shareholders’ equity are influenced by a wide variety of currencies. The majority of our sales are denominated in USD.
Our operating costs are influenced by the currencies of those countries where our mines and processing plants are located, and by those currencies in which we buy imported equipment and services. The USD, the Australian dollar (AUD) and the Canadian dollar (CAD) are the most important currencies influencing our costs. In any particular year, currency fluctuations may have a significant impact on our financial results. A strengthening of the USD against the currencies in which our costs are partly denominated has a positive effect on our net earnings. However, a strengthening of the USD reduces the value of non-USD denominated net assets, and therefore total equity.
In most cases, our debt and other financial assets and liabilities, including intragroup balances, are held in the functional currency of the relevant subsidiary. There are instances where these balances are held in currencies other than the functional currency of the relevant subsidiary. This means we recognise exchange gains and losses in our income statement (except where they can be taken to equity) as these balances are translated into the functional currency of the relevant subsidiary. Our income statement also includes exchange gains and losses arising on USD net debt and intragroup balances. On consolidation, these balances are retranslated to our USD presentational currency and there is a corresponding and offsetting exchange difference recognised directly in the currency translation reserve. There is no impact on total equity.
Under normal market conditions, we do not consider that active currency hedging of transactions would provide long-term benefits to shareholders. We review our exposure on a regular basis and will undertake hedging if deemed appropriate. We may deem currency protection measures appropriate in specific commercial circumstances. Capital expenditures and other significant financial items such as acquisitions, disposals, tax and dividend cash flows may be economically hedged.
Sensitivity analysis
The table below shows the estimated retranslation effect on financial assets and financial liabilities at 31 December, including intragroup balances, of a 10% strengthening in the closing exchange rate of the USD against significant currencies. We deem 10% to be the annual exchange rate movement that is reasonably probable (on an annual basis over the long run) for any of our significant currencies and therefore an appropriate representation for the sensitivity analysis.

	2025			2024
Currency exposure	Closing exchange rate US cents	Effect on net earnings US$m	Impact directly on equity US$m	Closing exchange rate US cents	Effect on net earnings US$m	Impact directly on equity US$m
Australian dollar	67	376	(1,090)	62	391	(977)
Canadian dollar	73	(487)	–	70	(362)	–
We calculate sensitivities in relation to the functional currencies of our individual entities. We translate the impact of these on net earnings into USD at the exchange rates on which the sensitivities are based. The impact to net earnings associated with a 10% weakening of a particular currency, shown above, is broadly offset within equity through movements in the currency translation reserve and therefore generally has no impact on our net assets. The offsetting currency translation movement is not shown in the table above. The impact is expressed in terms of the effect on net earnings and equity, assuming that each exchange rate moves in isolation. The sensitivities are based on financial assets and financial liabilities held at 31 December, where balances are not denominated in the functional currency of the subsidiary or joint operation, and exclude financial assets and liabilities held by equity accounted units. These balances will not remain constant throughout 2026 and, therefore, this illustrative information should be used with caution.
Valuation hierarchy of financial instruments carried at fair value on a recurring basis
The table below shows the classifications of our financial instruments by valuation method in accordance with IFRS 13 “Fair Value
Measurement” at 31 December.
All instruments shown as being held at fair value have been classified as fair value through the profit and loss unless specifically footnoted.

		2025					2024
		Held at fair value			Held at amortised cost US$m	Total US$m	Held at fair value			Held at amortised cost US$m	Total US$m
	Note	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m			Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m
Assets
Cash and cash equivalents(d)	23	3,725	–	–	5,147	8,872	4,893	–	–	3,602	8,495
Investments in equity shares and funds(e)	24	179	–	139	–	318	96	–	183	–	279
Other investments, including loans(f)	24	25	3	324	481	833	230	–	275	104	609
Trade and other financial receivables(g)	17	4	1,440	–	2,469	3,913	15	1,379	–	1,948	3,342
Loans to equity accounted units	24	–	–	–	800	800	–	–	–	509	509
Forward, option and embedded derivative contracts: designated as hedges(h)	24	–	–	59	–	59	–	–	27	–	27
Forward, option and embedded derivative contracts, not designated as hedges(h)	24	–	23	89	–	112	–	42	19	–	61
Derivatives related to net debt(i)	24	–	151	–	–	151	–	24	–	–	24

Liabilities
Trade and other financial payables(j)	18	–	(190)	–	(7,923)	(8,113)	–	(144)	–	(6,392)	(6,536)
Forward, option and embedded derivatives contracts, designated as hedges(h)	24	–	–	(277)	–	(277)	–	–	(180)	–	(180)
Forward, option and embedded derivatives contracts, not designated as hedges(h)	24	–	(68)	(162)	–	(230)	–	(48)	(108)	–	(156)
Derivatives related to net debt(i)	24	–	(231)	–	–	(231)	–	(367)	–	–	(367)
Other financial liabilities	24	–	–	–	(66)	(66)	–	–	–	–	–
Valuation is based on unadjusted quoted prices in active markets for identical financial instruments.
(b)Valuation is based on inputs that are observable for the financial instruments, which include market quoted FX rates, credit default spread, quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data. Valuation techniques include discounted cash flows or closely related listed product, as appropriate.
(c)Valuation is based on inputs that cannot be observed using market data (unobservable inputs), including forward electricity or commodity prices, energy volume or mine production, using valuation techniques such as discounted cash flows or option pricing models, as appropriate. The change in valuation of our level 3 instruments for the year to 31 December is as follows.
25 Financial instruments and risk management continued

	2025	2024
Level 3 financial assets and liabilities	US$m	US$m
Opening balance	216	147
Currency translation adjustments	16	(12)
Total realised gains/(losses) included in:
–net operating costs	31	(32)
Total unrealised gains included in:
–net operating costs	136	22
Total unrealised (losses)/gains transferred into other comprehensive income through cash flow hedges	(105)	34
Additions/acquisition of financial assets	85	88
Disposals/maturity of financial instruments	(207)	(31)
Closing balance	172	216
Net gains included in the income statement for assets and liabilities held at year end	113	3
(d)Our Cash and cash equivalents of US$8,872 million (2024: US$8,495 million) includes US$3,725 million (2024: US$4,893 million) relating to money market funds which are treated as
FVTPL under IFRS 9 with the fair value movements reported as finance income.
(e)Investments in equity shares and funds include US$240 million (2024: US$221 million) of equity shares, not held for trading, where we have irrevocably elected to present fair value gains and losses on revaluation in other comprehensive income. The election is made at an individual investment level.
(f)Other investments, including loans, covers cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables. Royalty receivables include amounts arising from our previously divested coal businesses with a fair value of US$275 million (2024: US$252 million).
(g)Trade receivables include provisionally priced invoices. The related revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts with changes between the provisional price and the final price recorded separately within “Other revenue”. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 31 December 2025, US$1,431 million (2024: US$1,374 million) of provisionally priced receivables were recognised.
(h)Level 3 derivatives mainly consist of derivatives embedded in electricity purchase contracts linked to the LME, Midwest premium and billet premium with terms expiring between 2026 and 2036 (2024: 2025 and 2036). Derivatives related to renewable power purchase agreements are linked to forward electricity prices with terms expiring between 2026 and 2054
(31 December 2024: 2026 and 2054).
(i)Net debt derivatives include interest rate swaps and cross-currency swaps.
(j)Trade and other financial payables comprise trade payables, other financial payables, accruals and amounts due to equity accounted units within note 18.
There were no material transfers between level 1 and level 2, or between level 2 and level 3 in the current or prior year.
Sensitivity analysis in respect of level 3 financial instruments
For assets/(liabilities) classified under level 3, the effect of changing the significant unobservable inputs on carrying value has been calculated using a movement that we deem to be reasonably probable.
Net derivative assets related to our renewable power purchase agreements have a fair value of US$29 million at 31 December 2025 (2024:
net liabilities of US$111 million). The fair value is calculated as the present value of the future contracted cash flows using risk-adjusted forecast prices including credit adjustments. A 10% increase in forecast electricity prices over the remaining term of the contracts would result in a US$520 million (2024: US$499 million) increase in fair value, and a 10% decrease in forecast electricity prices would result in a
US$521 million (2024: US$500 million) decrease in fair value.
To value long-term aluminium embedded power derivatives, we use unobservable inputs when the term of the derivative extends beyond observable market prices. Changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts for either reported period. The fair value of these derivatives is a net liability of US$320 million at 31 December 2025 (2024: US$132 million).